SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                 Date of Report: April 22, 2003
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 South MoPac Expressway, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on April 22, 2003, announcing the Company's earnings for the quarter ended
          March 29, 2003.

Item 9.        Regulation FD Disclosure.

     On April 22, 2003, the Company issued a press release announcing the Company's earnings for the quarter ended March 29, 2003. Copies of the press release are furnished as exhibit 99.1 of this report.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: April 22, 2003           By:  /s/ M. Richard Warner
                                  ----------------------------
                               Name:  M. Richard Warner
                               Title: Vice President and Chief
                                      Administrative Officer

                          EXHIBIT INDEX

Exhibit   Description                                       Page
-------   ------------                                      ----

99.1      Press release issued by the Company on April 22,    4
          2003, announcing the Company's earnings for the quarter ended March 29, 2003.